UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 23, 2020

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-14893	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, NEW YORK 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REFR	The NASDAQ Stock Market

Item 7.01 Regulation FD Disclosure

Tel Aviv, Israel and Woodbury, New York. April 23, 2020 – The COVID-19 pandemic’s global reach has touched countless lives, along with the economic and investment ecosystem in Israel and worldwide. Despite the current crisis, Gauzy Ltd, a material science startup based in Tel Aviv, Israel has secured the Series C investment from Hyundai Motor Company, Blue Red Partners VC, and Avery Dennison. Gauzy is a strategic investor and licensee of Research Frontiers (Nasdaq: REFR), which is the inventor of patented SPD-SmartGlass light control technology.

Gauzy has been collaborating with industrial players to integrate Gauzy’s LCG® (light control glass) technologies, including SPD (suspended particle device) and LC (Liquid Crystal), into the serial production of various types of products. Both technologies allow for dynamic and user-controlled light control. SPD provides the ultimate light control solution - comfortable, safe, and energy efficient. LC technologies are used for privacy, solar reflection, and displays that turn transparent for smart mobility solutions.

In February of 2019, Gauzy announced on NASDAQ a strategic investment in Research Frontiers (Nasdaq: REFR) and its plans to develop and manufacture SPD. Throughout the year, Gauzy established the infrastructure required to create its SPD technology. This includes erecting a state-of-the-art material synthesis facility in Israel, and a custom SPD production line strategically located in Germany (Stuttgart) as part of Gauzy’s subsidiary company, Gauzy GmbH. These two facilities are currently operating and producing SPD emulsion and light control film for the automotive, aircraft, and architectural industries, with modified staffing and procedures to protect Gauzy’s employees during the COVID-19 pandemic.

On December 5, 2019 Gauzy hosted automotive and tier one executives from around the world at an exclusive event revealing its new proprietary production line set within an 11,000sqm property in Germany. This production site is dedicated to producing 1,000,000sqm of SPD material yearly for the automotive and architectural industries. Gauzy’s state-of-the-art production techniques have brought down the cost of SPD-Smart light control technology significantly, has shortened delivery times to customers, and have added new capabilities and functionality to the world of smart glass.

Gauzy is the only material science company in the world currently developing, manufacturing, and marketing two of the three commercial active light control technologies: LC and SPD. The company has a global distribution network of over 60 certified partners worldwide that apply Gauzy’s unique technologies to glass or other transparent substrates, to create LCG (light control glass). SPD and LC technologies allow glass to change from opaque to custom degrees of transparent with electrical input to control various forms of light including UV, IR, and visible light. SPD blocks up to 99.5% of light for custom shading while maintaining a view of surroundings. It can be used to replace mechanical shading elements in buildings and vehicles.

Eyal Peso, Gauzy’s CEO, says “We are proud to announce this investment that comes at a hard time and also comes to show the depth of the confidence the investors have in Gauzy and its technologies. We have been working closely with industrial players over the years to develop for series production, and the investment will help Gauzy step up its efforts in the delivery of its products all over the world.”

This Series C investment allows Gauzy to continue its mission of developing and leading the active light control technology market. With continued advancement in product development and of resources for high volume production, LCG technology and active glazing is more accessible for serial implementation by industrial players.

Joseph M. Harary, President and CEO of Research Frontiers noted: “This Series C investment round by Gauzy is significant in many respects. This strategic investment marks the first known equity investment by an automotive OEM in our entire industry. While it certainly benefits the investors in Gauzy, and Research Frontiers, it also benefits all of our licensees and their customers in the automotive, aircraft, marine, architectural and consumer products industries worldwide. It is the result of a highly focused and collaborative effort by key companies in the material science, glass, technology and automotive industries.”

About Gauzy:

Gauzy is a world leading vendor of material science and nanotechnology, focused on the research, development, manufacturing, and marketing of technologies which are embedded into and onto raw materials. Amongst Gauzy’s core areas of expertise are LC and SPD, which are used to produce LCG® (Light Control Glass). The company is headquartered in Tel Aviv Israel, with an additional production facility in Germany, and sales, marketing, and distribution sites in multiple US cities and China.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated April 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
	By:	Seth L. Van Voorhees
	Title:	CFO and VP, Business Development

Dated: April 24, 2020